UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): May 21, 2008

COMSYS IT PARTNERS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-27792	56-1930691
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification Number)
4400 Post Oak Parkway, Suite 1800
Houston, Texas 77027
(Address of Principal Executive Offices)
(713) 386-1400
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
SIGNATURE

Item 8.01. Other Events.
Submission of Matters to a Vote of Security Holders
     The Company’s 2008 Annual Meeting of Stockholders was held on May 21, 2008. The matters voted on and the results of the vote were as follows:
     a) Larry L. Enterline, Frederick W. Eubank II, Robert Fotsch, Robert Z. Hensley, Victor E. Mandel, Courtney R. McCarthy and Elias J. Sabo were elected to continue to serve as the Company’s directors until the 2009 Annual Meeting of Stockholders and until their respective successors are elected. The results of the vote were as follows:

Name of Nominee	For	Withheld

Larry L. Enterline	18,625,135	158,081
Frederick W. Eubank II	18,651,751	131,465
Robert Fotsch	18,661,047	122,169
Robert Z. Hensley	18,661,047	122,169
Victor E. Mandel	18,661,047	122,169
Courtney R. McCarthy	18,661,051	122,165
Elias J. Sabo	18,592,182	191,034
     b) The appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 28, 2008, was approved. The results of the vote were as follows:

For	Against	Abstain

18,700,024	22,023	61,169
[SIGNATURE PAGE TO FOLLOW]

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMSYS IT PARTNERS, INC.

Date: May 22, 2008	By: Name:	/s/ Amy Bobbitt Amy Bobbitt
	Title:	Senior Vice President and Chief Accounting Officer